UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026

ARDELYX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 FIFTH AVE., SUITE 210, WALTHAM, MASSACHUSETTS 02451
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (617) 675-2739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARDX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Second Amendment to the Amended and Restated 2014 Equity Incentive Award Plan

On April 16, 2026, the Board of Directors (the “Board”) of Ardelyx, Inc. (the “Company”) approved the second amendment (the “Equity Plan Amendment”) to the Company’s Amended and Restated 2014 Equity Incentive Award Plan.

At the 2026 Annual Meeting of Stockholders of the Company held on June 16, 2026 (the “2026 Annual Meeting”), the stockholders of the Company approved the Equity Plan Amendment. A description of the Equity Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Equity Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 16, 2026, the Company held its 2026 Annual Meeting virtually. Only stockholders of record at the close of business on April 22, 2026, the record date for the 2026 Annual Meeting, were entitled to vote. As of the record date, 247,029,387 shares of the Company’s common stock were outstanding and entitled to vote at the 2026 Annual Meeting. At the 2026 Annual Meeting, 189,207,950 shares of the Company’s common stock were voted in person or by proxy for the five proposals set forth below, each of which is described in the Proxy Statement.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board to hold office until the 2029 Annual Meeting of Stockholders or until their successors are elected.

Class II Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Robert Bazemore	143,174,322	4,616,480	41,417,148
Muna Bhanji, R.Ph	121,228,081	26,562,721	41,417,148
Richard Rodgers	141,495,737	6,295,065	41,417,148

Proposal No. 2 - Approval, on a non-binding, advisory basis, of the Say-On-Pay proposal

The Company’s stockholders approved, on a non-binding, advisory basis, the Say-On-Pay proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,617,786	9,413,395	759,621	41,417,148

Proposal No. 3 - Approval, on a non-binding, advisory basis, of the Say-On-Frequency proposal

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of a Say-On-Pay vote occurring every one (1) year.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
141,539,889	671,451	3,426,669	2,152,793	41,417,148

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

Proposal No. 4 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,182,340	2,012,970	1,012,640	—

Proposal No. 5 - Approval of the Equity Plan Amendment

The Company’s stockholders approved the Equity Plan Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,395,305	69,720,789	674,708	41,417,148
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to the Ardelyx, Inc. Amended and Restated 2014 Equity Incentive Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026	ARDELYX, INC.

	By:	/s/ Felecia Ettenberg
Felecia Ettenberg
Chief Legal Officer